UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]    Preliminary proxy statement
[   ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive proxy statement
[X]    Definitive additional materials
[   ]    Soliciting Material pursuant to §14a-12

Name of Registrant as Specified in its Charter:

EQUITY LIFESTYLE PROPERTIES, INC.

Name of Person(s) Filing Proxy Statement if other than the Registrant:

N/A

Payment of filing fee (check the appropriate box):

[X]    No fee required.

[   ]    Fee paid previously with preliminary materials.

[   ]    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

EQUITY LIFESTYLE PROPERTIES, INC.

2023 Annual Meeting

Vote by April 24, 2023 11:59 PM ET. For shares held in a Plan, vote by April 20, 2023 11:59 PM ET.

EQUITY LIFESTYLE PROPERTIES, INC.
TWO NORTH RIVERSIDE PLAZA, SUITE 800
CHICAGO, IL 60606

You invested in EQUITY LIFESTYLE PROPERTIES, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 25, 2023.**

Get informed before you vote

View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 11, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

April 25, 2023
9:00 AM CDT

Virtually at:
www.virtualshareholdermeeting.com/ELS2023

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:** 01) Andrew Berkenfield 02) Derrick Burks 03) Philip Calian 04) David Contis 05) Constance Freedman 06) Thomas Heneghan 07) Marguerite Nader 08) Scott Peppet 09) Sheli Rosenberg 10) Samuel Zell	For
2.	Ratification of the selection of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for 2023.	For
3.	Approval on a non-binding, advisory basis of our executive compensation as disclosed in the Proxy Statement.	For
4.	A non-binding, advisory vote on the frequency of stockholder votes to approve executive compensation.	1 Year

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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